Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ James V. Pickett

James V. Pickett

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ Paul D. House

Paul D. House

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ Cynthia J. Devine

Cynthia J. Devine

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ Kerrii B. Anderson

Kerrii B. Anderson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ David P. Lauer

David P. Lauer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ David H. Lees

David H. Lees

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ Frank Iacobucci

Frank Iacobucci

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ Wayne C. Sales

Wayne C. Sales

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ Michael J. Endres

Michael J. Endres

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Cynthia J. Devine, Donald B. Schroeder, Kerrii B. Anderson and Leon M. McCorkle, Jr. as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of April, 2006.

/s/ J. Randolph Lewis

J. Randolph Lewis